TEMPLETON INSTITUTIONAL FUNDS, INC.
                                                                [TEMPLETON LOGO]

TIFI                         Emerging Markets Series
-------------------------------------------------------------------------------
                                SEMIANNUAL REPORT





[TEMPLETON LOGO] TEMPLETON                                         JUNE 30, 2000

--------------------------------------------------------------------------------
Mutual funds, annuities, and other investment products:

       - are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government;

       - are not deposits or obligations of, or guaranteed or endorsed by, any bank;

       - are subject to investment risks, including the possible loss of principal.


--------------------------------------------------------------------------------
Investing in developing markets involves special considerations, which may include risks related to market and currency volatility, adverse social, economic, and political developments, and their relatively small size and lesser liquidity. These special risk considerations are discussed in the Fund's prospectus. The Fund is designed for the aggressive portion of a well-diversified portfolio.

                                 June 30, 2000

Dear Shareholder:

         This is the semiannual report for the Templeton Institutional Funds, Inc., Emerging Markets Series for the six-month period ending June 30, 2000. The Templeton Institutional Funds, Inc., Emerging Markets Series (the "Fund") for the quarter and one-year periods ending June 30, 2000, posted cumulative total returns of -9.73% and -4.76%, compared to the International Finance Corporation
(IFC) Investable Composite Index returns of -10.24% and 10.76%, respectively. For the quarter and one-year periods ending June 30, 2000, the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index posted returns

--------------------------------------------------------------------------------
                           TOTAL RETURNS AS OF 6/30/00

                                                                   CUMULATIVE
                         ONE-YEAR     THREE-YEAR     FIVE-YEAR       SINCE
                          AVERAGE       AVERAGE       AVERAGE     INCEPTION(1),(3)
                       ANNUAL(1),(2) ANNUAL(1),(2)  ANNUAL(1),(2)     (05/03/93)
TIFI Emerging
Markets Series             -4.76%        -7.13%         2.22%          32.57%

IFC Investable
Composite Index(4)         10.76%        -4.52%         1.77%          46.76%

MSCI Emerging
Markets Free Index(5)       9.47%        -4.96%         0.99%          53.88%

(1) Past fee waivers by the Fund's manager and administrator increased the Fund's total returns. Without these waivers, the Fund's total returns would have been lower.

(2) Average annual total return represents the average annual change in value of an investment over the indicated periods.

(3) Cumulative total return represents the change in value of an investment over the indicated periods.

(4) Source: International Finance Corporation. The IFC Investable Composite Index tracks the performance of approximately 1,300 securities in emerging market countries. It includes reinvested dividends.

(5) Source: Morgan Stanley Capital International. The MSCI Emerging Markets Free Index measures the performance of securities located in 25 emerging market countries such as Brazil, China, Korea and Poland. It includes reinvested dividends.

Indices are unmanaged, do not contain cash, and do not include management or other operating expenses. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

All calculations assume reinvestment of distributions at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social, and political climates of the countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares. Past performance is not predictive of future results.
--------------------------------------------------------------------------------

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 11.


                                                                    continued...

[PHOTO OF MARK MOBIUS]

MARK MOBIUS JOINED TEMPLETON IN 1987 AS MANAGING DIRECTOR OF ITS FAR EAST DIVISION IN HONG KONG, WITH RESPONSIBILITY FOR THE TEMPLETON GROUP'S RESEARCH EXPERTISE, PRINCIPALLY IN EMERGING MARKETS COUNTRIES. IN THIS CAPACITY, HE DIRECTS THE ANALYSTS BASED IN HONG KONG AND SINGAPORE AND MANAGES OUR EMERGING MARKETS PORTFOLIOS. DR. MOBIUS HAS SPENT OVER TWENTY YEARS WORKING IN ASIA AND HAS EXTENSIVE EXPERIENCE IN ECONOMIC RESEARCH AND ANALYSIS.

PRIOR TO JOINING TEMPLETON, FROM 1983 TO 1986 HE WAS PRESIDENT OF INTERNATIONAL INVESTMENT TRUST COMPANY LTD. IN TAIPEI, TAIWAN - THAT COUNTRY'S FIRST AND LARGEST INVESTMENT MANAGEMENT FIRM. BEFORE THAT, HE SERVED AS A DIRECTOR AT VICKERS DA COSTA, AN INTERNATIONAL SECURITIES FIRM. INITIALLY, HE STARTED IN THAT FIRM'S HONG KONG OFFICE IN 1980, AND THEN MOVED TO TAIWAN IN 1983 TO OPEN THAT FIRM'S OFFICE THERE AND TO DIRECT OPERATIONS IN INDIA, INDONESIA, THAILAND, THE PHILIPPINES, AND KOREA. BEFORE JOINING VICKERS, DR. MOBIUS OPERATED HIS OWN CONSULTING FIRM IN HONG KONG FOR TEN YEARS AND WAS A RESEARCH SCIENTIST FOR MONSANTO OVERSEAS ENTERPRISES COMPANY IN HONG KONG AND THE AMERICAN INSTITUTE FOR RESEARCH IN KOREA AND THAILAND.

DR. MOBIUS HOLDS BACHELORS AND MASTERS DEGREES FROM BOSTON UNIVERSITY AND RECEIVED HIS PH.D. IN ECONOMICS AND POLITICAL SCIENCE IN 1964 FROM THE MASSACHUSETTS INSTITUTE OF TECHNOLOGY. HE ALSO STUDIED AT THE UNIVERSITY OF WISCONSIN, UNIVERSITY OF NEW MEXICO, AND KYOTO UNIVERSITY IN JAPAN.

TEMPLETON INSTITUTIONAL FUNDS, INC. EMERGING MARKETS SERIES
letter continued ...............................................................


                       GEOGRAPHIC DISTRIBUTION ON 6/30/00
               (Equity Assets as a Percentage of Total Net Assets)

                                  [PIE CHART]

                        Europe                      11.6%
                        Middle-East/Africa          14.9%
                        Latin America               25.4%
                        Asia                        43.5%


                        FUND ASSET ALLOCATION ON 6/30/00

                                  [PIE CHART]

                     Short-Term Investments &
                       Other Net Assets                 4.6%
                     Equity*                           95.4%

              *Equity includes convertible and preferred securities


of -10.17% and 9.47%, respectively. Please remember that the Fund's performance differs from that of an index because, among other things, an index does not contain cash (the Fund generally carries a certain percentage of cash at any given time), is not managed according to any investment strategy, and includes no management or other operating expenses. Of course, one cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

                  During the period, we added securities of Eastern European companies as we believed that aspirations for European Union membership should continue to push most Eastern European economies to strive for better results. In our opinion, these continuing efforts may lead to further reforms and restructuring, which would in turn lead to positive gains for Eastern Europe and its neighbors. Moreover, we completed the Fund's divestment of New Zealand securities. Varying individual performances primarily led to the replacement of four companies from the Fund's top ten holdings since December 31, 1999. Grupo Financiero Banamex Accival (Mexico), Cheung Kong Holdings (Hong Kong), Tupras-Turkiye Petrol Rafineleri (Turkey) and Sasol (South Africa) replaced Brazilian companies Cia Vale Do Rio Doce and TeleNorte Leste Participacoes, Anglo American Corp. (South Africa) and Telekomunikasi Indonesia (Indonesia) among the Fund's top ten holdings.

                  In Asia, the big news has been the recognition of China's permanent trade status by the U.S. Congress. China is yet another step closer to entering the World Trade Organization, having reached an agreement with the European Union and thereafter with Australia. Elsewhere in the region, the International Monetary Fund praised South Korea and Thailand for their economic recovery and commended Indonesia for its efforts in bringing about structural reforms. The Institutional Monetary Fund has now resumed loan disbursements to Indonesia. After much preparation, the summit meeting between North and South Korea took place in June. Both countries have indicated that they will work together towards reunification and hold further talks in the near future. We expect the meeting to generate interest in both North and South Korea and potentially result in greater investor confidence, and greater foreign investment in the region.

                  Despite a slow start, the Thai economy appears to be on its way to recovery as indicated by the doubling of value of new investments in the first quarter of this year - a reflection of improving investor confidence. Moreover, in an effort to further attract investors, the stock exchange is attempting to widen the scope of listed companies by a relaxation of listing rules and battling for tax concessions for companies, which may contribute to greater profitability. In addition, with the

 ...............................................................................


country's general elections due by November, Mr. Thaksin Shinawatra has revealed his intentions of challenging Prime Minister Chuan Leekpai's Democrat Party.

                  Hong Kong's government expects the economy to grow by 6% in 2000 due to its robust trade performance and falling unemployment. Having recorded its fastest economic growth since 1987 in the first quarter of the year, Hong Kong appears to be well on its way to recovery. Furthermore, trade figures released by the government indicate that both imports and exports are rising. In an effort to further enhance corporate governance, the Hong Kong government is debating suggestions in the Securities and Futures Bill that would widen the investigative powers of the city's securities regulator. During the first quarter of the year, the Hong Kong stock market suffered some from the regional tension between China and Taiwan due to their stance on the "One-China" policy. However, soon after the election and inauguration of Chen Shui-bian as the Taiwanese president, he reassured China that he would not declare independence and was open to discussions, which lessened regional tension and contributed to some positive stock market performances in the region.

                  Most Latin American economies experienced renewed momentum on the reform front. Market confidence in Mexico seems to be growing due to slower inflation and lower interest rates, further solidifying our belief that Mexico's recovery is on track. Moreover, Moody's assigned Mexico a coveted investment-grade rating, thereby allowing the country to experience lower financing costs as well as making it eligible for investment by a broad group of U.S. institutional investors that normally cannot invest in emerging markets. In Brazil, the Senate approved a bankruptcy bill enabling simplification of the bankruptcy process. Economic figures released by the government during the period indicated a narrowing trade deficit, falling unemployment, and strong GDP growth that points towards a continuing recovery. Investor confidence in Argentina rose due to support from the International Monetary Fund in the form of a higher than expected US$7.4 billion standby facility arrangement. In addition, the Lower House approved the Labor Reform bill. The bill is aimed at governing collective bargaining that 70% of businessmen surveyed by the Argentine Institute of Finance Executives believe may lead to boosted productivity and employment.

                  Lower interest rates and rising commodity prices make investing in South Africa particularly attractive. Additionally, the government's plans to accelerate the privatization of state-owned companies and to raise US$6 billion by 2004 primarily through foreign direct investment indicates its commitment to attracting foreign



                       INDUSTRY DIVERSIFICATION ON 6/30/00
               (Equity Assets as a Percentage of Total Net Assets)

                        Finance                      24.8%
                        Capital Equipment            16.3%
                        Energy                       15.8%
                        Services                     14.4%
                        Consumer Goods               13.5%
                        Materials                     7.0%
                        Multi-Industry                3.6%


                         10 LARGEST POSITIONS ON 6/30/00
                          (Percent of Total Net Assets)

                   Samsung Electronics Co. Ltd.           4.2%
                   Cemex SA                               3.6%
                   Centrais Eletricas
                   Brasileiras SA (Eletrobras)            2.9%
                   Korea Electric Power Corp.             2.6%
                   Grupo Financiero Banamex               2.5%
                   Cheung Kong Holdings Ltd.              1.9%
                   Telefonos de Mexico SA
                   (Telmex), ADR                          1.8%
                   Akbank                                 1.7%
                   Tupras-Turkiye Petrol Rafineleri       1.7%
                   Sasol Ltd.                             1.6%

TEMPLETON INSTITUTIONAL FUNDS, INC. EMERGING MARKETS SERIES
letter continued ...............................................................


--------------------------------------------------------------------------------
Total Return Index Comparison
$5,000,000 Investment:  05/03/93-6/30/00


[LINE GRAPH PLOT POINTS]




                         TIFI-EMERGING MKTS        MSCI-EMERG. MKT (FREE)       IFC INVESTABLE COMPOSITE
       05/03/1993            $5,000,000.00                 $5,000,000.00         $5,000,000.00
       05/31/1993            $5,010,000.00                 $5,139,310.00         $5,105,123.31
       06/30/1993            $5,030,000.00                 $5,291,704.16         $5,249,919.56
       07/31/1993            $5,040,000.00                 $5,431,478.13         $5,413,646.12
       08/31/1993            $5,415,000.00                 $5,890,102.79         $5,853,472.09
       09/30/1993            $5,590,000.00                 $6,105,534.42         $6,088,690.23
       10/31/1993            $5,840,000.00                 $6,653,340.04         $6,613,702.43
       11/30/1993            $6,040,000.00                 $6,947,765.76         $7,032,987.30
       12/31/1993            $6,646,548.00                 $8,096,203.13         $8,234,453.46
       01/31/1994            $6,726,991.00                 $8,243,504.08         $8,290,438.61
       02/28/1994            $6,596,272.00                 $8,096,855.52         $8,076,365.64
       03/31/1994            $6,256,978.00                 $7,364,177.72         $7,260,150.11
       04/30/1994            $5,912,185.00                 $7,216,876.78         $7,121,999.33
       05/31/1994            $5,917,255.00                 $7,463,871.36         $7,290,156.36
       06/30/1994            $5,775,282.00                 $7,258,136.54         $7,030,369.16
       07/31/1994            $5,993,312.00                 $7,709,434.83         $7,536,047.95
       08/31/1994            $6,485,149.00                 $8,666,276.41         $8,504,510.92
       09/30/1994            $6,556,136.00                 $8,764,764.91         $8,715,965.71
       10/31/1994            $6,373,599.00                 $8,606,663.37         $8,427,984.62
       11/30/1994            $6,130,216.00                 $8,159,165.85         $8,111,809.11
       12/31/1994            $5,889,310.00                 $7,503,850.94         $7,245,851.27
       01/31/1995            $5,458,513.00                 $6,705,501.36         $6,278,596.57
       02/28/1995            $5,342,933.00                 $6,533,524.36         $6,198,646.49
       03/31/1995            $5,516,645.00                 $6,575,035.31         $6,180,521.90
       04/30/1995            $5,706,148.00                 $6,870,000.86         $6,440,309.13
       05/31/1995            $5,895,651.00                 $7,235,480.30         $6,683,583.17
       06/30/1995            $5,937,763.00                 $7,256,882.42         $6,722,248.84
       07/31/1995            $6,211,489.00                 $7,419,776.27         $6,935,717.61
       08/31/1995            $6,043,042.00                 $7,245,002.26         $6,749,235.02
       09/30/1995            $5,995,666.00                 $7,210,616.68         $6,697,881.31
       10/31/1995            $5,779,843.00                 $6,934,593.91         $6,445,343.65
       11/30/1995            $5,742,996.00                 $6,810,927.77         $6,413,122.48
       12/31/1995            $5,817,153.00                 $7,113,005.63         $6,636,257.38
       01/31/1996            $6,374,518.00                 $7,618,610.88         $7,201,546.74
       02/29/1996            $6,271,467.00                 $7,497,478.31         $7,034,597.97
       03/31/1996            $6,347,420.00                 $7,555,874.67         $7,135,693.30
       04/30/1996            $6,515,599.00                 $7,857,977.81         $7,424,077.56
       05/31/1996            $6,624,102.00                 $7,822,890.06         $7,358,828.82
       06/30/1996            $6,634,952.00                 $7,871,740.01         $7,445,223.39
       07/31/1996            $6,331,144.00                 $7,333,756.80         $6,956,661.88
       08/31/1996            $6,461,348.00                 $7,521,476.84         $7,171,741.48
       09/30/1996            $6,580,701.00                 $7,586,634.12         $7,277,670.47
       10/31/1996            $6,564,425.00                 $7,384,299.65         $7,121,193.50
       11/30/1996            $6,776,006.00                 $7,508,028.54         $7,226,518.37
       12/31/1996            $6,914,453.00                 $7,541,987.66         $7,258,136.05
       01/31/1997            $7,425,401.00                 $8,056,424.16         $7,771,266.59
       02/28/1997            $7,708,421.00                 $8,401,443.27         $8,150,877.83
       03/31/1997            $7,552,470.00                 $8,180,755.68         $7,950,096.44
       04/30/1997            $7,624,876.00                 $8,195,206.98         $7,815,571.02
       05/31/1997            $7,986,904.00                 $8,429,757.09         $8,081,198.59
       06/30/1997            $8,276,527.00                 $8,880,892.30         $8,430,199.45
       07/31/1997            $8,655,265.00                 $9,013,465.56         $8,511,559.39
       08/31/1997            $7,886,650.00                 $7,866,508.22         $7,425,084.78
       09/30/1997            $8,254,248.00                 $8,084,473.91         $7,666,143.28
       10/31/1997            $6,717,020.00                 $6,757,913.37         $6,405,670.78
       11/30/1997            $6,221,320.00                 $6,511,332.98         $6,101,981.64
       12/31/1997            $6,131,707.00                 $6,668,243.09         $6,188,577.18
       01/31/1998            $5,635,021.00                 $6,145,250.98         $5,781,174.60
       02/28/1998            $6,190,836.00                 $6,786,665.88         $6,371,233.94
       03/31/1998            $6,433,870.00                 $7,081,179.69         $6,620,951.91
       04/30/1998            $6,445,741.00                 $7,004,041.99         $6,637,667.23
       05/31/1998            $5,537,639.00                 $6,044,202.83         $5,809,972.58
       06/30/1998            $5,003,462.00                 $5,410,189.31         $5,216,287.79
       07/31/1998            $5,039,073.00                 $5,581,726.83         $5,423,916.22
       08/31/1998            $3,869,819.00                 $3,967,827.64         $3,899,428.18
       09/30/1998            $4,065,684.00                 $4,219,526.15         $4,084,501.56
       10/31/1998            $4,677,020.00                 $4,663,849.97         $4,557,354.71
       11/30/1998            $5,181,521.00                 $5,051,734.91         $4,900,314.23
       12/31/1998            $5,026,098.00                 $4,978,523.20         $4,826,607.04
       01/31/1999            $4,784,168.00                 $4,898,199.11         $4,709,602.07
       02/28/1999            $4,784,168.00                 $4,945,844.28         $4,793,378.54
       03/31/1999            $5,452,924.00                 $5,597,658.61         $5,352,626.31
       04/30/1999            $6,518,091.00                 $6,290,206.31         $6,082,447.27
       05/31/1999            $6,342,580.00                 $6,253,612.90         $5,973,699.20
       06/30/1999            $6,959,892.00                 $6,963,346.58         $6,624,577.39
       07/31/1999            $6,651,236.00                 $6,774,184.00         $6,529,925.96
       08/31/1999            $6,415,205.00                 $6,835,816.88         $6,600,410.90
       09/30/1999            $6,130,757.00                 $6,604,478.00         $6,416,747.40
       10/31/1999            $6,306,268.00                 $6,745,105.30         $6,525,898.01
       11/30/1999            $6,838,851.00                 $7,349,901.91         $7,112,534.15
       12/31/1999            $7,870,045.00                 $8,284,663.72         $8,065,893.16
       01/31/2000            $7,516,198.00                 $8,334,040.48         $8,064,684.89
       02/29/2000            $7,247,762.00                 $8,444,108.24         $8,058,241.05
       03/31/2000            $7,342,698.00                 $8,485,317.51         $8,174,238.70
       04/30/2000            $6,707,917.00                 $7,680,971.20         $7,339,898.54
       05/31/2000            $6,170,796.00                 $7,363,425.17         $7,135,693.32
       06/30/2000            $6,628,669.06                 $7,622,800.72         $7,336,877.91





Periods ended June 30, 2000

                                                              SINCE
                                                            INCEPTION
                          ONE-YEAR          FIVE-YEAR       (05/03/93)
Average Annual
Total Return(1),(2)        -4.76%              2.22%           4.02%

Cumulative Total
Return(1),(3)              -4.76%             11.63%          32.57%

(1) Past fee waivers by the Fund's manager and administrator increased the Fund's total returns. Without these waivers, the Fund's total returns would have been lower.

(2) Average annual total return represents the average annual change in value of an investment over the indicated periods.

(3) Cumulative total return represents the change in value of an investment over the indicated periods.

(4) Source: Morgan Stanley Capital International. The IFC Investable Composite Index tracks the performance of approximately 1,300 securities in emerging market countries. It includes reinvested dividends. The MSCI Emerging Markets Free Index measures the performance of securities located in 25 emerging market countries such as Brazil, China, Korea and Poland. It includes reinvested dividends. Indices are unmanaged, do not contain cash and do not include management or other operating expenses. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

    All calculations assume reinvestment of distributions at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, currency volatility, and the economic, social, and political climates of the countries where the Fund invests. Emerging markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. You may have a gain or loss when you sell your shares. Past performance is not predictive of future results.
--------------------------------------------------------------------------------


investment. We believe in the long-term future of South Africa due to the growth potential of the market, encouraging political and economic developments, as well as the relatively attractive earning multiples we continue to find.

                  During the six-month period, most Eastern European countries underwent political changes, which should now allow them to focus on economic developments and reforms. In Russia, Vladimir Putin was elected and inaugurated as the country's president. At his inauguration, Putin vowed to restore Russia as a world power and to continue to push through much needed reforms. Moreover, first quarter GDP jumped 7%, indicating a strong recovery. On the other hand, Poland continued to experience political turmoil. Turkey's parliament elected Ahmet Necdet Sezer, the chief of the constitutional court and a supporter of democratic reforms, as president. We anticipate that Sezer will take an active role in driving the economy forward. In Hungary, Ferenc Madl was elected as the country's new president on June 5. Mr. Madl was the only candidate who was put forward by the two main parties of the center-right coalition. Moreover, macroeconomic data such as fixed investment growth, positive GDP growth, and slowing inflation continues to exhibit signs of a strengthening Hungarian economy.

                  Despite some short-term volatility, we expect most emerging markets to continue on their present recovery trend. Employing our value philosophy, we have invested in securities that, in our opinion, can benefit from the underlying recovery and growth in emerging markets which, we believe, will continue, with some corrections along the way, for the next few years. We continue to favor those companies and countries that we find have been the most aggressive in reform, as improved corporate governance and better economic efficiencies should benefit stock prices for years to come.

                  This discussion reflects our views, opinions, and portfolio holdings as of June 30, 2000, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the Fund's portfolio composition. Although past performance is not predictive of future results, these insights may help you better understand our investment and management philosophy. It should be remembered that investing in foreign securities involves special risks related to market and currency volatility, and economic, social, political, and other factors in the countries where the Fund invests. Emerging market securities involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Investing in any emerging market means accepting a certain amount of volatility and, in some cases, the consequences of severe market corrections. While short-term volatility can be disconcerting, declines in excess of 50% are not unusual in emerging markets. In fact, the Mexican Bolsa Index has increased 4,341.56% in the last 15 years, but has suffered 8 declines of more than 15% during that time.(1) These special risks and other considerations are discussed in the Fund's prospectus. The Fund's definition of "emerging markets" as used by the Fund's manager may differ from the definition of the same term as used in managing other Franklin Templeton funds.

Thank you for your continued support.

Best regards,

/s/DONALD F. REED

Donald F. Reed, CFA, CIC
President
Templeton Institutional Funds, Inc.



/s/ J. MARK MOBIUS

J. Mark Mobius, Ph. D.
Managing Director
Templeton Asset Management Ltd.



(1) Source: Mexico Bolsa Index. Based on quarterly percentage price change over 15 years ended June 30, 2000. Market return is measured in U.S. dollars and does not include reinvested dividends.


For the most current portfolio information, please call 1-800-362-6243.

                           The following are Dr. Mobius's thoughts regarding a recent visit to Indonesia with the emerging markets research team.



Country
       -------------------------------------------------------------------------
  FOCUS

         PEKANBARU, Sumatra, Indonesia -- We visited a pulp and paper company in Pekanbaru, on the island of Sumatra in Indonesia. Sumatra - sometimes better known in the popular imagination for tigers, coffee, and warriors armed with the short, sharp, curved Malay dagger sporting a wavy blade known as the Kris - is actually very fertile ground for the pulp and paper business, given the lush, humid, and warm tropical equatorial climate and plentiful availability of land.

         The issue of land, however, illustrates the first major theme that comes out of this visit to Sumatra. The operation of the pulp and paper complex we visited is about two hours drive from Pekanbaru, which is the capital of Riau province (which occupies part of the island of Sumatra). As we drove from the airport to the center of the town, we noticed there was a demonstration outside the governor's palace. Later on, we found out that the demonstration was about land reform and that these were age-old longstanding grievances among the local populace. Protests regarding land reform have unfortunately been a regular occurrence in these parts for many years.

         The crux of the issue is the lack of clarity about who actually owns the land. Government records are not as reliable as in more developed market economies with a longer tradition of the rule of law and proper administrative practices. To any independent observer, the system seems destined to lead to disputes, unfairness, and acrimony. The issue was important in the case of the company we were visiting because the company is using extensive tracts of land for its forest plantations.

         Cold and calculating business people may be tempted to shrug and say, "Not my problem." But it is our problem. Not in the sense of getting involved in the dispute over any particular parcel of land but absolutely in the sense of the larger fight for the rule of law.

         The rule of law is our concern not just because we're staunch defenders of truth, justice, motherhood, and apple pie, but because it is in our absolute self-interest to see that the rule of law becomes the unshakable norm in the countries and markets where we invest. The most significant expression of the rule of law is the defense of minority shareholder rights. As foreign portfolio investors, we have to be constantly vigilant to abuses and the potential for abuses and be aggressive and vociferous - in the press, to the authorities, to multinational bodies, and, especially, to the company managements themselves.

But the rule of law is more than just the sum of the parts made up of land titles, minority shareholder rights, and the countless other such specific issues. It is also a mindset, a spirit, a code of conduct that says that there is more to the world than might-makes-right and that, while somewhat abstract or notional to some, underpins the very idea of opportunity at the heart of the free enterprise system.

So appearances being deceiving and pin-stripe suits, mobile phones, ever-present laptops, and HP-12C financial calculators notwithstanding, we were actually in common cause with those ragtag and disgruntled demonstrators in front of the governor's mansion that day in Pekanbaru, Riau Province, Sumatra, Indonesia. Kindred spirits most certainly, though we prefer to raise our voices in boardrooms instead of on the curbside.

The other major theme that comes out of this visit is considerably more positive and optimistic than the first one, the theme of finding opportunity in neglected places at difficult times. If this essay had a subtitle it would be "Emerging Markets and the Art of Seeing Value Through Adversity."

"Indonesia?" You must be joking. Far away. Unruly and dangerous. A history of authoritarianism and military intervention. Chronic corruption and cronyism. A currency you wouldn't want to use for your wallpaper. I understand where the concerns are coming from. I've seen the same burning police-car scenes from Jakarta on CNN and heard the same breathless (and laced with just a tinge of sanctimony) news commentators letting us know of the latest incendiary hostilities from this or that far-flung spice island.

But this trip just underscores the need to invest with our heads and not with our fears. "To him who is in fear," Sophocles said, "everything rustles."

Of course there are big problems in Indonesia. There are many social, political, and economic issues to work through. Of course, the pace of macroeconomic as well as corporate level reform and restructuring needs to be accelerated. But always remember, you can find good opportunities in difficult places and meet treachery, deceit, and danger in the nicest of places as well. Did you stop investing in America after the Los Angeles riots? The insider-trading scandals of the late eighties? OK, I concede that equating the social, political, and economic context of the U.S. with that of Indonesia is

TEMPLETON INSTITUTIONAL FUNDS, INC. EMERGING MARKETS SERIES
country focus continued ........................................................

comparing charcoal and cabbages, but the point is, instead of a parochial withdrawal into known territory, let's contribute to bringing the rule of law to the foreign.

As an example of our value driven techniques, we visited a company in Indonesia. The company is one of the world's largest vertically integrated pulp and paper groups and the largest in Asia ex-Japan. We found that the company had a current pulp capacity of 2.2 million tons as well as paper and packaging capacity of 5.7 million tons. We also found that this group has 14 major manufacturing facilities in Indonesia, China, Singapore, and India and it markets its products in more than 60 countries on six continents. Our analysts also learned that it is one of the most cost-competitive producers in the world and is currently expanding capacity.

The estimated price-to-earnings ratio was in the single digits and given the strong growth dynamic underway the five-year forward price-to-earnings ratio appeared very attractive given the very good price/earnings to growth relationship. What this analysis in plain business English terms means is that each dollar of earnings, in our opinion, was considerably lower than the business's anticipated growth in earnings, a classic value situation.

On an asset valuation basis as well, we found this group very interesting, selling for less than book value (on an accounting basis) and less than net asset value (on a current replacement cost basis, sometimes also known as the Q ratio or Tobin's Q). We found the plant and equipment to be modern and competitive, and the process and management of high quality.

The group controls its own forest concessions, pulp mills, and energy supply. There is some debt, but it appears to be manageable - debt, by the way, not being unknown to many other participants in this industry as well. Pretax margins appeared good at 18% and the cashflow situation healthy. The group could also benefit significantly if prices for its products strengthen and may also benefit if economies of scale and favorable costing dynamics start to kick in.

We found that the total concession area in Indonesia is about 550,000 hectares, in Malaysia it is about 320,000 hectares, and in China about 350,000 hectares, so altogether there are about 1.2 million hectares of concession area. Thus, there is plenty of room for expansion here.

Last but not least, our analysis indicates that relative to its own price history, relative to the market, relative to the sector, and relative to its own productive capacity and earnings power, this stock is cheap.

Of course we do not want to minimize our two major concerns with this group - family control of the group with several separate vehicles within the rather complex and unwieldy overall corporate group structure and the land use situation.


                               [MAP OF INDONESIA]


* This letter reflects our opinions as of the close of the period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the Fund's portfolio composition.

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
Financial Highlights

                                                 SIX MONTHS
                                                    ENDED                            YEAR ENDED DECEMBER 31,
                                                JUNE 30, 2000    ----------------------------------------------------------------
                                                 (UNAUDITED)        1999          1998          1997          1996         1995
                                                ---------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE+
(For a share outstanding throughout the
  period)
Net asset value, beginning of period........         $12.90           $8.31        $10.37        $12.45        $10.75      $11.21
                                                ---------------------------------------------------------------------------------
Income from investment operations:
 Net investment income......................            .08             .10           .18           .18           .15         .19
 Net realized and unrealized gains
   (losses).................................          (2.11)           4.59         (2.05)        (1.60)         1.86        (.34)
                                                ---------------------------------------------------------------------------------
Total from investment operations............          (2.03)           4.69         (1.87)        (1.42)         2.01        (.15)
                                                ---------------------------------------------------------------------------------
Less distributions from:
 Net investment income......................           (.01)           (.10)         (.19)         (.18)         (.15)       (.17)
 Net realized gains.........................             --              --            --          (.48)         (.16)       (.14)
                                                ---------------------------------------------------------------------------------
Total distributions.........................           (.01)           (.10)         (.19)         (.66)         (.31)       (.31)
                                                ---------------------------------------------------------------------------------
Net asset value, end of period..............         $10.86          $12.90         $8.31        $10.37        $12.45      $10.75
                                                =================================================================================
Total Return*...............................       (15.77)%          56.58%      (18.03)%      (11.32)%        18.86%     (1.23)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)...........     $2,238,915      $2,608,708    $1,733,607    $1,923,881    $1,565,537    $798,515
Ratios to average net assets:
 Expenses...................................          1.47%**         1.43%         1.51%         1.57%         1.56%       1.52%
 Net investment income......................          1.35%**         1.02%         2.03%         1.42%         1.56%       2.00%
Portfolio turnover rate.....................         58.06%          49.35%        38.11%        24.72%         7.92%      13.47%

*Total return is not annualized.
**Annualized.
+Based on average weighted shares outstanding effective year ended December 31, 1999.
                       See Notes to Financial Statements.
 10

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
STATEMENT OF INVESTMENTS, JUNE 30, 2000 (UNAUDITED)

                                                                     INDUSTRY                      SHARES              VALUE
---------------------------------------------------------------------------------------------------------------------------------
LONG TERM SECURITIES 95.4%
ARGENTINA 2.7%
*Molinos Rio de la Plata SA, B....................                Food Products                     3,241,823      $    6,160,696
PC Holdings SA, B.................................                  Oil & Gas                       7,767,946          14,218,185
Quilmes Industrial SA, ADR, pfd. .................                  Beverages                         921,230          10,248,684
Telecom Argentina Stet-France SA, B, ADR..........    Diversified Telecommunication Services          965,125          26,540,937
Transportadora de Gas del Sur SA, B, ADR..........                Gas Utilities                       468,700           4,218,300
                                                                                                                   --------------
                                                                                                                       61,386,802
                                                                                                                   --------------
AUSTRIA 2.1%
Austria Tabak AG..................................                   Tobacco                           27,872           1,036,611
Bank Austria AG...................................                    Banks                           627,380          30,682,228
Bbag Oesterreichische Brau-Beteiligungs AG........                  Beverages                          13,520             615,453
Mayr-Melnhof Karton AG............................            Containers & Packaging                   59,370           2,819,853
OMV AG............................................                  Oil & Gas                         140,560          12,260,803
                                                                                                                   --------------
                                                                                                                       47,414,948
                                                                                                                   --------------
BRAZIL 11.0%
Banco Bradesco SA, pfd. ..........................                    Banks                     4,029,984,967          35,072,476
Brasil Telecom Participacoes SA, pfd. ............    Diversified Telecommunication Services      644,467,000           9,324,052
Centrais Eletricas Brasileiras SA (Electrobras)...              Electric Utilities                138,626,000           2,843,216
Centrais Eletricas Brasileiras SA (Electrobras),
  B, pfd. ........................................              Electric Utilities              2,753,382,060          60,897,973
Cia Cervejaria Brahma, pfd. ......................                  Beverages                       1,499,000           1,271,325
Cia Energetica de Minas Gerais Cemig, Br.,
  pfd. ...........................................              Electric Utilities                571,725,000           9,983,003
Cia Vale do Rio Doce, A, pfd. ....................               Metals & Mining                      835,581          23,575,983
Companhia Paranaense de Energia-Copel, B, pfd. ...              Electric Utilities              1,162,044,000          10,950,522
*Companhia Riograndense de Telecom, A, pfd. ......    Diversified Telecommunication Services       22,489,000           7,604,374
Copene-Petroquimica do Nordeste SA, A, pfd. ......                  Chemicals                      14,656,700           5,460,108
Duratex SA, pfd. .................................              Building Products                 162,290,900           5,172,798
Eletropaulo Metropolitana SA, pfd. ...............              Electric Utilities                 77,111,000           5,428,546
Empresa Brasileira de Aeronautica SA..............             Aerospace & Defense                  1,845,400          11,242,210
Investimentos Itau SA, pfd. ......................           Industrial Conglomerates              19,084,276          18,513,017
Tele Celular Sul Participacoes SA, pfd. ..........     Wireless Telecommunication Services        122,314,000             589,874
Tele Norte Leste Participacoes SA, pfd. ..........    Diversified Telecommunication Services      996,506,335          23,338,354
Unibanco Uniao de Bancos Brasileiros SA, GDR......                    Banks                           536,055          15,411,581
                                                                                                                   --------------
                                                                                                                      246,679,412
                                                                                                                   --------------
CHILE .6%
Cia de Telecomunicaciones de Chile SA, ADR........    Diversified Telecommunication Services          469,200           8,504,250
*Enersis SA, ADR..................................              Electric Utilities                    150,408           2,998,760
*Madeco Manufacturera de Cobre SA, ADR............               Metals & Mining                      246,130           1,876,741
                                                                                                                   --------------
                                                                                                                       13,379,751
                                                                                                                   --------------
CHINA .1%
Shandong Huaneng Power Development Co. Ltd.,
  ADR.............................................              Electric Utilities                    284,300           1,190,506
Shanghai Petrochemical Co. Ltd., H................                  Chemicals                       1,372,000             186,564
                                                                                                                   --------------
                                                                                                                        1,377,070
                                                                                                                   --------------
COLOMBIA .5%
Bavaria SA........................................                  Beverages                           2,038               6,392
Cementos Argos SA.................................            Construction Materials                2,281,049           4,047,791
Compania Nacional de Chocolates SA................                Food Products                     2,103,705           5,611,832
Compania Suramericana de Inversiones SA...........            Diversified Financials                3,183,989           2,289,577
                                                                                                                   --------------
                                                                                                                       11,955,592
                                                                                                                   --------------
CROATIA
Pliva D D, GDR....................................               Pharmaceuticals                       78,200             807,415
                                                                                                                   --------------

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
STATEMENT OF INVESTMENTS, JUNE 30, 2000 (UNAUDITED) (CONT.)

                                                                     INDUSTRY                      SHARES              VALUE
---------------------------------------------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
CZECH REPUBLIC 1.1%
*Cesky Telecom AS.................................    Diversified Telecommunication Services           82,343      $    1,395,389
*CEZ AS...........................................              Electric Utilities                  7,705,580          20,422,431
Tabak AS..........................................                   Tobacco                           16,023           2,500,562
                                                                                                                   --------------
                                                                                                                       24,318,382
                                                                                                                   --------------
EGYPT .9%
*Al Ahram Beverages Co., GDR......................                  Beverages                         286,222           4,915,863
Commercial International Bank Ltd. ...............                    Banks                         1,094,742          11,668,798
*Suez Cement Co. .................................            Construction Materials                  322,276           3,368,296
                                                                                                                   --------------
                                                                                                                       19,952,957
                                                                                                                   --------------
ESTONIA .2%
Eesti Telekom AS, GDR.............................    Diversified Telecommunication Services           23,450             471,345
Hansabank Ltd. ...................................                    Banks                           658,100           4,945,712
                                                                                                                   --------------
                                                                                                                        5,417,057
                                                                                                                   --------------
FINLAND
Hartwall OYJ, A...................................                  Beverages                          32,550             655,218
                                                                                                                   --------------
GREECE .4%
Hellenic Telecommunications Organization SA.......    Diversified Telecommunication Services          366,810           9,252,968
                                                                                                                   --------------
HONG KONG 4.6%
Cheung Kong Holdings Ltd. ........................                 Real Estate                      3,840,000          42,487,139
*China Aerospace International Holdings Ltd. .....           Industrial Conglomerates              11,891,600           1,845,835
Dairy Farm International Holdings Ltd. ...........            Food & Drug Retailing                 8,560,019           5,136,011
Hang Lung Development Co. Ltd. ...................                 Real Estate                      6,953,000           5,396,284
Henderson China Holdings Ltd......................                 Real Estate                          4,000               2,001
Hong Kong & Shanghai Hotels Ltd. .................         Hotels Restaurants & Leisure             1,475,000             856,205
Hong Kong Land Holdings Ltd. .....................                 Real Estate                      4,408,000           7,052,800
HSBC Holdings PLC.................................                    Banks                         1,118,016          12,764,541
Hutchison Whampoa Ltd. ...........................            Diversified Financials                1,065,900          13,400,151
Jardine Matheson Holdings Ltd. ...................            Food & Drug Retailing                 1,810,429           7,929,679
Jardine Strategic Holdings Ltd. ..................            Diversified Financials                  806,500           2,411,435
Shangri-La Asia Ltd. .............................         Hotels Restaurants & Leisure               666,000             786,012
Swire Pacific Ltd., A.............................            Diversified Financials                  372,000           2,176,080
                                                                                                                   --------------
                                                                                                                      102,244,173
                                                                                                                   --------------
HUNGARY 2.2%
Borsodchem RT.....................................                  Chemicals                         324,192          10,056,123
Egis RT...........................................               Pharmaceuticals                       65,183           2,739,135
*Fotex First Hungarian American Photo Service
  Co. ............................................               Specialty Retail                     111,731             130,559
**Fotex First Hung-Amer Photo Co., cvt., 12.00%,
  5/11/00.........................................               Specialty Retail                      16,000              16,000
Gedeon Richter Ltd. ..............................               Pharmaceuticals                      267,581          14,489,429
*Graphisoft NV....................................      Electronic Equipment & Instruments              4,250              80,255
Matav RT..........................................    Diversified Telecommunication Services          309,800           2,164,038
Mol Magyar Olay-Es Gazipari RT....................                  Oil & Gas                         391,800           5,423,112
OTP Bank..........................................                    Banks                            78,656           4,117,128
Tiszai Vegyi Kombinat RT..........................                  Chemicals                         767,543          10,623,970
                                                                                                                   --------------
                                                                                                                       49,839,749
                                                                                                                   --------------
INDIA .9%
Associated Cement Companies Ltd. .................            Construction Materials                  250,050             660,214
BSES Ltd. ........................................              Electric Utilities                    316,786           1,740,914
*Colgate-Palmolive Ltd. ..........................              Household Products                     22,947              92,512
Gas Authority Of India Ltd., GDR..................                  Oil & Gas                         148,500           1,002,375
Grasim Industries Ltd. ...........................           Industrial Conglomerates                 305,100           1,954,662
Hindalco Industries Inc. .........................               Metals & Mining                      157,935           2,791,726
Hindustan Petroleum Corporation Ltd. .............                  Oil & Gas                         650,200           1,786,604

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
STATEMENT OF INVESTMENTS, JUNE 30, 2000 (UNAUDITED) (CONT.)

                                                                     INDUSTRY                      SHARES              VALUE
---------------------------------------------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
INDIA (CONT.)
Mahanagar Telephone Nigam Ltd. ...................    Diversified Telecommunication Services        1,652,013      $    7,934,174
Tata Engineering & Locomotive Co. ................                 Automobiles                        553,500           1,527,708
*Wipro Ltd. ......................................                   Software                          27,200           1,765,740
                                                                                                                   --------------
                                                                                                                       21,256,629
                                                                                                                   --------------
INDONESIA 4.2%
*Asia Pulp & Paper Co. Ltd., ADR..................           Paper & Forest Products                1,749,050           8,854,566
*PT Barito Pacific Timber TBK.....................           Paper & Forest Products               26,820,500           1,149,122
PT Gudang Garamm..................................                   Tobacco                        2,582,000           4,174,270
*PT Indah Kiat Pulp & Paper Corp. TBK.............           Paper & Forest Products               60,301,500          12,229,095
*PT Indocement Tunggal Prakarsa...................            Construction Materials                6,327,000           2,331,285
*PT Indofoods Sukses Makmurr TBK..................                Food Products                    19,880,370          10,845,902
PT Indosat TBK....................................    Diversified Telecommunication Services        9,182,500          10,806,027
PT Semen Gresik (Persero) TBK.....................            Construction Materials                6,341,462           5,760,025
*PT Sinar Mas Agro Resources & Technology
  Corp. ..........................................                Food Products                     1,676,600             732,704
PT Telekomunikasi Indonesia (Persero), B..........    Diversified Telecommunication Services       93,300,400          32,779,061
PT Timah TBK......................................               Metals & Mining                    6,141,000           1,824,233
*PT Tjiwi Kimia...................................           Paper & Forest Products                9,187,514           1,522,067
                                                                                                                   --------------
                                                                                                                       93,008,357
                                                                                                                   --------------
ISRAEL 1.2%
*Ampal-American Israel Corp. .....................            Diversified Financials                   25,890             388,350
*Crystal Systems Solutions Ltd. ..................                   Software                          28,520             269,158
Elron Electronic Industries Ltd. .................      Electronic Equipment & Instruments             98,730           3,687,564
*Formula Systems Ltd. ............................                   Software                          78,550           4,243,970
*Fundtech Ltd. ...................................                   Software                         210,260           5,466,760
Koor Industries Ltd. .............................           Industrial Conglomerates                  11,367           1,223,003
*Nice Systems Ltd. ...............................           Communications Equipment                  48,800           3,795,954
*Sapiens International Corp. .....................                   Software                          18,200             114,888
*Tecnomatix Technologies Ltd. ....................                   Software                         137,231           1,869,772
*TTI Team Telecom International Ltd. .............        Commercial Services & Supplies               77,100           2,775,600
*Vocaltec Communications Ltd. ....................                   Software                          98,350           2,262,050
                                                                                                                   --------------
                                                                                                                       26,097,069
                                                                                                                   --------------
MALAYSIA .9%
Genting Bhd. .....................................         Hotels Restaurants & Leisure             3,164,400          11,658,316
Golden Hope Plantations Bhd. .....................                Food Products                     1,813,000           2,013,384
IOI Corp. Bhd. ...................................                Food Products                     5,191,000           4,084,497
Resorts World Bhd. ...............................         Hotels Restaurants & Leisure               905,000           2,476,842
                                                                                                                   --------------
                                                                                                                       20,233,039
                                                                                                                   --------------
MEXICO 9.3%
Alfa SA de CV, A..................................           Industrial Conglomerates               1,975,600           4,515,772
Cemex SA..........................................            Construction Materials               17,007,945          79,739,591
DESC SA de CV DESC, B.............................           Industrial Conglomerates               4,501,720           2,881,174
*Fomento Economico Mexicano SA de CV Femsa........                  Beverages                         221,260           9,528,009
Grupo Bimbo SA de CV, A...........................                Food Products                     2,843,363           4,477,282
*Grupo Financiero Banamex Accival SA de CV........                    Banks                        13,190,859          55,478,393
*Grupo Financiero Bancomer SA de CV...............                    Banks                        21,207,875          10,772,528
Telefonos de Mexico SA (Telmex), ADR..............    Diversified Telecommunication Services          698,661          39,911,009
Vitro SA de CV, A.................................            Containers & Packaging                  258,942             289,365
                                                                                                                   --------------
                                                                                                                      207,593,123
                                                                                                                   --------------
PAKISTAN .9%
*Hub Power Co. Ltd. ..............................              Electric Utilities                 28,666,000           7,985,646
Pakistan Telecommunications Corp., A..............    Diversified Telecommunication Services       24,478,100          12,653,814
                                                                                                                   --------------
                                                                                                                       20,639,460
                                                                                                                   --------------

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
STATEMENT OF INVESTMENTS, JUNE 30, 2000 (UNAUDITED) (CONT.)

                                                                     INDUSTRY                      SHARES              VALUE
---------------------------------------------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
PERU .1%
Credicorp Ltd. ...................................                    Banks                           128,600      $    1,157,400
                                                                                                                   --------------
PHILIPPINES 1.8%
Philippine Long Distance Telephone Co., ADR.......    Diversified Telecommunication Services          904,150          16,048,663
*Philippine National Bank.........................                    Banks                            50,550              66,067
RFM Corp. ........................................                Food Products                    22,012,293           1,171,138
San Miguel Corp., B...............................                  Beverages                      18,030,640          22,314,116
                                                                                                                   --------------
                                                                                                                       39,599,984
                                                                                                                   --------------
POLAND 3.7%
*Bank Polska Kasa Opieki Grupa Pekao SA...........                    Banks                           191,000           2,298,140
Bank Rozwoju Eksportu SA..........................                    Banks                           140,636           4,359,555
*Bank Slaski SA W Katowicach......................                    Banks                           124,823           6,721,238
Elektrim SA.......................................             Electrical Equipment                 1,104,150          12,676,808
Impexmetal SA.....................................               Metals & Mining                      129,000             861,975
*Optimus SA, D....................................           Computers & Peripherals                   39,000           1,808,955
*Orbis SA.........................................         Hotels Restaurants & Leisure               443,600           3,463,238
Polski Koncern Naftowy Orlen SA...................                  Oil & Gas                       2,388,700          11,518,416
Prokom Software SA................................           IT Consulting & Services                 343,811          17,999,749
*Telekomunikacja Polska SA........................    Diversified Telecommunication Services        2,402,664          17,213,115
Warta SA..........................................                  Insurance                         143,383           4,806,870
                                                                                                                   --------------
                                                                                                                       83,728,059
                                                                                                                   --------------
RUSSIA 1.6%
GAZ Auto Works....................................                 Automobiles                         18,880             491,824
GUM Trade House...................................               Multiline Retail                     486,000             804,330
Lukoil Holdings...................................                  Oil & Gas                          91,700           1,171,926
Lukoil Holdings, ADR..............................                  Oil & Gas                         313,980          15,542,010
Mosenergo, ADR....................................              Electric Utilities                    308,040           1,078,140
Mosenergo, GDR....................................              Electric Utilities                    108,500             414,972
Novorosissk Sea Shipping..........................                    Marine                        1,010,000              90,900
Rostelecom, ADR...................................    Diversified Telecommunication Services        1,081,250          14,732,031
Rostelecom, pfd. .................................    Diversified Telecommunication Services        1,656,500           1,186,054
*Unified Energy Systems...........................              Electric Utilities                  4,050,400             465,796
*Unified Energy Systems, pfd. ....................              Electric Utilities                    510,000              23,205
                                                                                                                   --------------
                                                                                                                       36,001,188
                                                                                                                   --------------
SINGAPORE 5.4%
Cycle & Carriage Ltd. ............................               Specialty Retail                     134,000             314,656
DBS Group Holdings Ltd. ..........................                    Banks                           870,366          11,175,318
First Capital Corp. Ltd. .........................                 Real Estate                      1,938,000           1,849,451
Fraser and Neave Ltd. ............................                  Beverages                       5,814,000          20,680,220
*Golden Agri-Resources Ltd. ......................                Food Products                     8,504,000           1,696,865
Keppel Corp. Ltd. ................................            Diversified Financials               12,257,200          26,513,550
MCL Land Ltd. ....................................                 Real Estate                        155,000             119,231
Natsteel Ltd. ....................................           Industrial Conglomerates               8,576,000          11,805,020
Oversea Chinese Banking Corp. Ltd. ...............                    Banks                         2,932,200          20,181,134
Overseas Union Enterprise Ltd. ...................         Hotels Restaurants & Leisure             1,122,400           2,726,478
Sembcorp Industries Ltd. .........................           Industrial Conglomerates               7,761,070           8,438,873
Sembcorp Marine Ltd. .............................                  Machinery                      15,743,000           5,918,421
United Industrial Corporation Ltd. ...............                 Real Estate                      9,083,000           4,281,460
United Overseas Bank Ltd. ........................                    Banks                           957,200           6,255,847
                                                                                                                   --------------
                                                                                                                      121,956,524
                                                                                                                   --------------
SLOVAK REPUBLIC .1%
*Slovnaft AS......................................                  Oil & Gas                         106,971           1,275,126
*Vychodoslovenske Zeleziarne AS...................               Metals & Mining                       48,977             122,272
                                                                                                                   --------------
                                                                                                                        1,397,398
                                                                                                                   --------------

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
STATEMENT OF INVESTMENTS, JUNE 30, 2000 (UNAUDITED) (CONT.)

                                                                     INDUSTRY                      SHARES              VALUE
---------------------------------------------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
SOUTH AFRICA 12.8%
*African Bank Investments Ltd. ...................            Diversified Financials                5,365,600      $    7,011,684
Anglo American PLC................................               Metals & Mining                      632,662          30,065,442
Barlow Ltd. ......................................           Industrial Conglomerates               3,724,500          22,412,920
CG Smith Ltd. ....................................                Food Products                     8,258,300             121,804
Comparex Holdings Ltd. ...........................           IT Consulting & Services                 470,000             828,392
De Beers Centenary AG.............................               Metals & Mining                      401,950           9,781,969
*Dimension Data Holdings Ltd. ....................           IT Consulting & Services                 100,750             833,639
Fedsure Holdings Ltd. ............................                  Insurance                       2,049,301           9,974,474
Firstrand Ltd. ...................................                    Banks                         4,000,000           4,129,794
Illovo Sugar Ltd. ................................                Food Products                        89,900              65,635
*Imperial Holdings Ltd. ..........................               Specialty Retail                     603,100           4,910,195
Iscor Ltd. .......................................               Metals & Mining                    4,437,354           7,559,208
Kersaf Investments Ltd. ..........................         Hotels Restaurants & Leisure               760,200           2,982,496
Liberty Group Ltd. ...............................                  Insurance                       1,398,155          13,301,032
Nampak Ltd. ......................................            Containers & Packaging                4,075,648           8,806,526
Nedcor Ltd. ......................................                    Banks                           195,650           4,109,227
Old Mutual PLC....................................                  Insurance                       8,994,990          19,778,711
Palabora Mining Co. Ltd. .........................               Metals & Mining                      207,400           1,128,770
Rembrandt Group Ltd. .............................            Diversified Financials                2,296,170          22,148,895
Reunert Ltd. .....................................      Electronic Equipment & Instruments          1,054,000           1,554,572
Sanlam Ltd. ......................................                  Insurance                       8,529,000          10,076,296
Sappi Ltd. .......................................           Paper & Forest Products                1,306,160           9,825,097
Sasol Ltd. .......................................                  Oil & Gas                       5,268,000          35,353,096
South African Breweries PLC.......................                  Beverages                       4,423,178          33,010,738
Super Group Ltd. .................................               Specialty Retail                   1,175,900           1,392,696
Tiger Brands Ltd. ................................                Food Products                     2,273,970          20,391,942
Tongaat-Hulett Group Ltd. ........................                Food Products                       980,447           4,302,109
                                                                                                                   --------------
                                                                                                                      285,857,359
                                                                                                                   --------------
SOUTH KOREA 12.8%
Cheil Jedang Corp. ...............................                Food Products                       130,410           5,976,504
Hana Bank.........................................                    Banks                         1,952,711          12,171,334
*Hyundai Electronics Industries Co. ..............      Semiconductor Equipment & Products            730,430          14,411,748
*Hyundai Heavy Industries.........................                  Machinery                         169,780           3,197,579
Hyundai Motor Co. Ltd. ...........................                 Automobiles                        225,190           2,888,022
*Korea Data Systems...............................           Computers & Peripherals                1,068,540           5,309,039
Korea Electric Power Corp. .......................              Electric Utilities                  1,887,370          58,566,402
Korea Telecom Corp. ..............................    Diversified Telecommunication Services           19,190           1,690,059
Korea Telecom Corp., ADR..........................    Diversified Telecommunication Services           88,079           4,260,822
LG Chemical Ltd. .................................                  Chemicals                         278,930           5,578,475
LG Electronics Inc. ..............................              Household Durables                    720,510          20,160,904
Samsung Corp. ....................................       Trading Companies & Distributors             379,750           3,272,929
Samsung Electronics Co. Ltd. .....................      Semiconductor Equipment & Products            283,759          93,905,579
*Samsung Heavy Industries Co. Ltd. ...............                  Machinery                       4,365,911          20,399,898
Samsung SDI Co. Ltd. .............................      Electronic Equipment & Instruments            326,254          15,653,989
SK Corp. .........................................                  Oil & Gas                         971,350          17,814,944
*SK Global........................................       Trading Companies & Distributors             158,400           1,896,496
                                                                                                                   --------------
                                                                                                                      287,154,723
                                                                                                                   --------------
TAIWAN .5%
*Accton Technology Corp. .........................           Computers & Peripherals                  662,000           1,472,305
*Hon Hai Precision Industry Co. Ltd. .............      Electronic Equipment & Instruments            463,000           4,179,026
*UNI-President Enterprises Corp. .................                Food Products                     1,587,000           1,205,708
*Via Technologies Inc. ...........................      Electronic Equipment & Instruments            217,000           3,346,591
                                                                                                                   --------------
                                                                                                                       10,203,630
                                                                                                                   --------------
THAILAND 6.7%
*Advanced Info Service Public Co. Ltd., fgn. .....     Wireless Telecommunication Services             61,800             768,857
*American Standard Sanitaryware Public Co. Ltd.,
  fgn. ...........................................              Building Products                     142,500             653,920

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
STATEMENT OF INVESTMENTS, JUNE 30, 2000 (UNAUDITED) (CONT.)

                                                                     INDUSTRY                      SHARES              VALUE
---------------------------------------------------------------------------------------------------------------------------------
LONG TERM SECURITIES (CONT.)
THAILAND (CONT.)
*Bangkok Bank Public Co. Ltd. ....................                    Banks                           165,500      $      128,687
*Bangkok Bank Public Co. Ltd., fgn. ..............                    Banks                         7,955,340           9,735,024
BEC World Public Co Ltd., fgn. ...................                    Media                           666,540           3,908,329
Chareon Pokphand Foods Public Co. Ltd., fgn. .....                Food Products                     6,187,524           9,306,927
*Chareon Pokphand Foods Public Co. Ltd., fgn.,
  wts. 4/28/02....................................                Food Products                     3,274,862                   0
*Dusit Thani Public Company Ltd., fgn. ...........         Hotels Restaurants & Leisure                70,600              43,197
Electricity Generating Public Co. Ltd. ...........              Electric Utilities                  1,836,700           1,966,639
Hana Microelectronics Co. Ltd., fgn. .............      Electronic Equipment & Instruments            435,200           3,327,380
*Jasmine International Public Co. Ltd., fgn. .....           Communications Equipment               2,178,900             583,262
*Land and House Public Co. Ltd., fgn. ............              Household Durables                  2,373,566           1,240,487
PTT Exploration & Production Public Co. Ltd.,
  fgn. ...........................................                  Oil & Gas                       1,711,400           8,289,764
Saha Union Public Co. Ltd., fgn. .................              Textiles & Apparel                  1,918,271             525,721
*Serm Suk Public Co. Ltd. ........................                  Beverages                         378,200             944,897
Serm Suk Public Co. Ltd., fgn. ...................                  Beverages                           2,200               7,510
*Shin Corporations Public Company Ltd., fgn. .....           Communications Equipment               1,378,200           7,237,966
*Siam Cement Public Co. Ltd. .....................            Construction Materials                  441,103           4,880,528
*Siam Cement Public Co. Ltd., fgn. ...............            Construction Materials                  967,897          18,161,178
*Siam Commercial Bank, 144A, 5.25%, cvt. pfd.,
  fgn. ...........................................                    Banks                        35,045,700          17,869,063
Siam Makro Public Company Ltd., fgn. .............               Specialty Retail                   1,615,900           2,088,620
*Telecomasia Corp. Public Co. Ltd., fgn. .........    Diversified Telecommunication Services        6,872,300           7,621,289
*Thai Airways International Public Co. Ltd.,
  fgn. ...........................................                   Airlines                       2,189,300           2,098,602
*Thai Farmers Bank Public Co. Ltd. ...............                    Banks                        13,846,691           9,707,686
*Thai Farmers Bank Public Co. Ltd., fgn. .........                    Banks                        24,060,309          20,241,943
*Total Access Communication Public Co. Ltd. ......    Diversified Telecommunication Services        4,151,500          16,689,030
*United Communications Industries, fgn. ..........           Communications Equipment               1,645,300           1,415,650
                                                                                                                   --------------
                                                                                                                      149,442,156
                                                                                                                   --------------
TURKEY 4.9%
Akbank............................................                    Banks                     5,022,243,448          38,913,266
Akcansa Cimento Sanayi Ve Ticaret AS..............            Construction Materials               66,182,000           1,036,264
Arcelik AS, Br. ..................................              Household Durables                436,577,649          21,494,138
*Dogan Sirketler Grubu Holding AS.................            Diversified Financials              392,808,000           9,511,090
Haci Omer Sabanci Holding AS......................            Diversified Financials               70,204,800             827,272
*Tupras-Turkiye Petrol Rafineleri AS..............                  Oil & Gas                     709,055,500          37,198,229
                                                                                                                   --------------
                                                                                                                      108,980,259
                                                                                                                   --------------
UNITED STATES
*Seminis Inc., A..................................                Food Products                        15,600              40,950
                                                                                                                   --------------
VENEZUELA 1.2%
Compania Anonima Nacional Telefonos de Venezuela,
  ADR.............................................    Diversified Telecommunication Services          921,770          25,060,622
Mavesa SA, ADR....................................                Food Products                       284,328             888,525
                                                                                                                   --------------
                                                                                                                       25,949,147
                                                                                                                   --------------
TOTAL LONG TERM SECURITIES (COST
  $1,959,573,440).................................                                                                  2,134,977,948
                                                                                                                   --------------
                                                                                                  PRINCIPAL
                                                                                                  AMOUNT**
                                                                                                -------------
SHORT TERM INVESTMENTS (COST $168,542,124) 7.5%
U.S. Treasury Bills, 5.55% to 5.82%, with
  maturities to 9/14/00...........................                                              $ 169,499,000         168,636,643
                                                                                                                   --------------
TOTAL INVESTMENTS (COST $2,128,115,564) 102.9%....                                                                  2,303,614,591
OTHER ASSETS, LESS LIABILITIES (2.9%).............                                                                    (64,699,498)
                                                                                                                   --------------
TOTAL NET ASSETS 100.0%...........................                                                                 $2,238,915,093
                                                                                                                   ==============

*Non-income producing.
**Securities denominated in U.S. dollars.
                       See Notes to Financial Statements.
 16

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2000 (UNAUDITED)

Assets:
 Investments in securities, at value (cost
  $2,128,115,564)...........................................  $2,303,614,591
 Cash.......................................................       4,055,457
 Receivables:
  Investment securities sold................................       8,566,708
  Capital shares sold.......................................         555,321
  Dividends and interest....................................       5,850,758
                                                              --------------
      Total assets..........................................   2,322,642,835
                                                              --------------
Liabilities:
 Payables:
  Investment securities purchased...........................      75,648,294
  Capital shares redeemed...................................       4,691,626
  To affiliates.............................................       2,405,324
 Accrued expenses...........................................         982,498
                                                              --------------
      Total liabilities.....................................      83,727,742
                                                              --------------
Net assets, at value........................................  $2,238,915,093
                                                              ==============
Net assets consist of:
 Undistributed net investment income........................  $   14,570,783
 Net unrealized appreciation................................     175,499,027
 Accumulated net realized loss..............................    (430,637,643)
 Capital shares.............................................   2,479,482,926
                                                              --------------
Net assets, at value........................................  $2,238,915,093
                                                              ==============
Net asset value per share ($2,238,915,093 / 206,120,828
  shares outstanding).......................................          $10.86
                                                              ==============

                       See Notes to Financial Statements.

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2000 (UNAUDITED)

Investment Income:
 (net of foreign taxes of $4,596,592)
 Dividends..................................................    $ 28,971,118
 Interest...................................................       4,505,933
                                                                ------------
      Total investment income...............................                    $  33,477,051

Expenses:
 Management fees (Note 3)...................................      14,832,590
 Administrative fees (Note 3)...............................         981,513
 Transfer agent fees (Note 3)...............................          13,000
 Custodian fees.............................................       1,490,000
 Reports to shareholders....................................           8,200
 Registration and filing fees...............................          24,100
 Professional fees..........................................          33,800
 Directors' fees and expenses...............................          20,000
 Other......................................................          18,353
                                                                ------------
      Total expenses........................................                       17,421,556
                                                                                -------------
            Net investment income...........................                       16,055,495
                                                                                -------------
Realized and unrealized losses:
 Net realized loss from:
  Investments...............................................     (21,546,749)
  Foreign currency transactions.............................      (3,181,321)
                                                                ------------
      Net realized loss.....................................                      (24,728,070)
      Net unrealized depreciation on investments............                     (407,512,060)
                                                                                -------------
Net realized and unrealized loss............................                     (432,240,130)
                                                                                -------------
Net decrease in net assets resulting from operations........                    $(416,184,635)
                                                                                =============

                       See Notes to Financial Statements.
 18

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS

                                                                  SIX MONTHS
                                                                    ENDED
                                                                JUNE 30, 2000        YEAR ENDED
                                                                 (UNAUDITED)      DECEMBER 31, 1999
                                                                 ----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income.....................................    $   16,055,495     $   21,119,250
  Net realized loss from investments and foreign currency
   transactions.............................................       (24,728,070)      (267,446,011)
  Net unrealized appreciation (depreciation) on
   investments..............................................      (407,512,060)     1,184,901,219
                                                                -----------------------------------
    Net increase (decrease) in net assets resulting from
     operations.............................................      (416,184,635)       938,574,458

 Distributions to shareholders from:
  Net investment income.....................................        (1,158,210)       (20,341,580)
  In excess of net investment income........................                --           (326,502)
 Capital share transactions (Note 2)........................        47,549,564        (42,804,880)
                                                                -----------------------------------
    Net increase (decrease) in net assets...................      (369,793,281)       875,101,496

Net assets:
 Beginning of period........................................     2,608,708,374      1,733,606,878
                                                                -----------------------------------
 End of period..............................................    $2,238,915,093     $2,608,708,374
                                                                ===================================
Undistributed net investment income/(Distributions in excess of net investment income) included in net assets:
 End of period..............................................    $   14,570,783     $     (326,502)
                                                                ===================================

                       See Notes to Financial Statements.

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Emerging Market Series (the Fund) is a separate, diversified series of Templeton Institutional Funds, Inc. (the Company), which is an open-end investment company registered under the Investment Company Act of 1940. The Fund seeks to achieve long-term capital growth by investing at least 65% of its total assets in equity securities of developing markets issuers. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. When the Fund purchases or sells foreign securities it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transactions.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign currency denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Certain countries in which the Fund invests have imposed restrictions on the repatriation of their currencies. Other countries have previously instituted currency exchange controls in the past during periods of serious imbalance in their balance of payments or upon the occurrence of other destabilizing events. Exchange control regulations may restrict the Fund's ability to convert investment income, capital, or the proceeds of securities into U.S. dollars. As of June 30, 2000, the Fund has investments with a value of approximately $41.1 million in countries with restrictions on the repatriation of their currencies or formal exchange controls currently in place.

c. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Certain income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Company are allocated among the funds comprising the Company based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

d. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
Notes to Financial Statements (unaudited) (continued)

2. CAPITAL STOCK

At June 30, 2000, there were 1.14 billion shares authorized ($0.01 par value), of which 325 million have been classified as Fund shares. Transactions in the Fund's shares were as follows:

                                                                    SIX MONTHS ENDED                   YEAR ENDED
                                                                     JUNE 30, 2000                 DECEMBER 31, 1999
                                                              ------------------------------------------------------------
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
                                                              ------------------------------------------------------------
Shares sold.................................................   18,385,637    $ 217,551,714     34,178,900    $ 358,928,791
Shares issued on reinvestment of distributions..............       86,731        1,059,847      1,596,732       18,896,296
Shares redeemed.............................................  (14,598,895)    (171,061,997)   (42,078,563)    (420,629,967)
                                                              ------------------------------------------------------------
Net increase (decrease).....................................    3,873,473    $  47,549,564     (6,302,931)   $ (42,804,880)
                                                              ============================================================

3. TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

Certain officers of the Company are also officers or directors of Templeton Asset Management Ltd. (TAML), Franklin Templeton Services, Inc. (FT Services), Franklin/Templeton Distributors, Inc. (Distributors), and Franklin/Templeton Investor Services, Inc. (Investor Services), the Fund's investment manager, administrative manager, principal underwriter, and transfer agent, respectively.

The Fund pays an investment management fee to TAML of 1.25% per year of the average daily net assets of the Fund. The Fund pays its allocated share of an administrative fee to FT Services based on the Company's aggregate average daily net assets as follows:

ANNUALIZED
FEE RATE                   AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------
0.15%         First $200 million
0.135%        Over $200 million, up to and including $700 million
0.10%         Over $700 million, up to and including $1.2 billion
0.075%        Over $1.2 billion

TAML and FT Services agreed in advance to limit total expenses of the Fund to an annual rate of 1.60% of average daily net assets through April 30, 2000. For the period ended June 30, 2000, no reimbursement was necessary under the agreement.

4. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

At June 30, 2000, the net unrealized appreciation based on the cost of investments for income tax purposes of $2,149,453,701 was as follows:

Unrealized appreciation.....................................    $ 385,344,741
Unrealized depreciation.....................................     (231,183,851)
                                                                -------------
Net unrealized appreciation.................................    $ 154,160,890
                                                                =============

Net investment income and net realized gains differ for financial statement and tax purposes primarily due to differing treatments of passive foreign investment companies, wash sales, and losses realized subsequent to October 31 on the sales of securities and foreign currencies.

TEMPLETON INSTITUTIONAL FUNDS, INC.
EMERGING MARKETS SERIES
Notes to Financial Statements (unaudited) (continued)

4. INCOME TAXES (CONT.)
At December 31, 1999 the Fund had tax basis capital losses which may be carried over of offset future capital gains. Such losses expire as follows:

Capital loss carryover expiring in:
  2006.................................   $ 85,095,886
  2007.................................    248,064,895
                                          ------------
                                          $333,160,781
                                          ============

At December 31, 1999 the Fund had deferred capital and currency losses occurring subsequent to October 31, 1999 of $27,704,673. For tax purposes, such losses will be reflected in the year ending December 31, 2000.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the six months ended June 30, 2000 aggregated $1,286,053,247 and $1,301,568,738, respectively.

This report must be preceded or accompanied by the current prospectus of the Templeton Institutional Funds, Inc., Emerging Markets Series, which contains more complete information, including risk factors, charges, and expenses. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political, and other factors. The Fund and its investors are not protected from such losses by the manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded, and accessed. These calls can be determined by the presence of a regular beeping tone.




                                                          Principal Underwriter:

                                                              FRANKLIN TEMPLETON
                                                              DISTRIBUTORS, INC.
                                                            100 Fountain Parkway
                                                                  P.O. Box 33030
                                              St. Petersburg, Florida 33733-8030

                                          Institutional Services: 1-800-321-8563
                                                Fund Information: 1-800-362-6243


ZT456 S 08/00                    [RECYCLE LOGO]